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                                                                      Exhibit 24

                                 POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Joseph A. Cicero and Kevin M. Healey, and each of them, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to the Registration Statement on Form S-1 of First Mariner Bancorp and Mariner Capital Trust, as co-registrants, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in persons, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof. This power of attorney may be executed in counterparts.



/s/ Joseph A. Cicero
---------------------------   Director                 May 27, 1998
Joseph A. Cicero


/s/ George H. Mantakos
---------------------------   Director                 May 27, 1998
George H. Mantakos


/s/ Barry B. Bondroff
---------------------------   Director                 May 27, 1998
Barry B. Bondroff


/s/ Rose M. Cernak
---------------------------   Director                 May 27, 1998
Rose M. Cernak


/s/ Christopher P. D'Anna
---------------------------   Director                 May 27, 1998
Christopher P. D'Anna


/s/ Bruce H. Hoffman
---------------------------   Director                 May 27, 1998
Bruce H. Hoffman


/s/ Melvin S. Kabik
---------------------------   Director                 May 27, 1998
Melvin S. Kabik


/s/ R. Andrew Larkin
---------------------------   Director                 May 27, 1998
R. Andrew Larkin


/s/ Jay J.J. Matricciani
---------------------------   Director                 May 27, 1998
Jay J.J. Matricciani


/s/ Dennis C. McCoy
---------------------------   Director                 May 27, 1998
Dennis C. McCoy


/s/ Walter L. McManus, Jr.
---------------------------   Director                 May 27, 1998
Walter L. McManus, Jr.


---------------------------   Director
James P. O'Conor


/s/ John J. Oliver, Jr.
---------------------------   Director                 May 27, 1998
John J. Oliver, Jr.


/s/ Hanan Y. Sibel
---------------------------   Director                 May 27, 1998
Hanan Y. Sibel


---------------------------   Director
Leonard Stoler